UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 8, 2009
Date of Report (Date of earliest event reported)

ECO2 PLASTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

033-31067
(Commission File Number)

31-1705310
(IRS Employer Identification No.)

P. O. Box 760
5300 Claus Road
Riverbank, CA 95367

(209) 863-6200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (the “Current Report”) may contain "forward-looking statements." In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms and other comparable terminology. These forward-looking statements include, without limitation, statements about our market opportunity, our strategies, competition, expected activities and expenditures as we pursue our business plan, and the adequacy of our available cash resources. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Actual results may differ materially from the predictions discussed in these forward-looking statements. Changes in the circumstances upon which we base our predictions and/or forward-looking statements could materially affect our actual results. Additional factors that could materially affect these forward-looking statements and/or predictions include, among other things: (1) our limited operating history; (2) the risks inherent in the investigation, involvement and acquisition of a new business opportunity; (3) unforeseen costs and expenses; (4) our ability to comply with federal, state and local government regulations; and (5) other factors over which we have little or no control.

We do not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results or achievements to be materially different from any future results or achievements expressed or implied by such forward-looking statements. Such factors include the factors described under the Risks Associated with the Redevelopment Plan sub-heading under Item 8.01 included elsewhere in this Current Report.

Further, in connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward-looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on our behalf.

Item 1.01           Entry into a Material Definitive Agreement

On September 8, 2009, ECO2 Plastics, Inc. (the “Company”) received loans in the total amount of $500,000. These loans (collectively, the “Loans”) were made pursuant to secured promissory notes (“Notes”) secured by all of the assets of the Company.  The Notes accrue interest at a rate of 8% per annum, are due and payable on October 31, 2009.

Several of the purchasers of Notes have previously invested in the Company, including Peninsula Packaging, LLC (“Peninsula Packaging”) and Trident Capital, Inc., each of whom has a representative on the Board of Directors (the “Board”) of the Company.

A copy of a form of the Notes is attached hereto as Exhibit 10.1.  The financing is being made solely with accredited investors, within the meaning of Regulation D of the Securities Act of 1933.  The purpose of the financing is to fund the shutdown and redevelopment efforts of the Company’s plant, including the purchase of new equipment, and to pay down accounts payable on the Company balance sheet.

Item 8.01 is incorporated is herein by reference.

Item 2.03           Creation of a Direct Financial Obligation.

In connection with the financing mentioned above on September 8, 2009 the Company became obligated on a direct financial obligation in the total amount of $500,000.  The Loans accrue interest at a rate of 8% per annum and are due on October 31, 2009.

Item 1.01 is incorporated herein by reference.

Item 8.01                      Other Events.

On September 4, 2009, the Board of Directors of the Company approved a plan to relocate and upgrade the Company’s production facilities to a new location in Northern California. In conjunction with this plan, on Tuesday, September 8, 2009, the Company closed its existing facility in Riverbank, CA.  A total of 47 employees were laid off and the Company has begun dismantling existing equipment.  The Company currently retains a total of 11 employees.  During the course of the next six to nine months, the Company will not produce product for sale as we build our new plant. The Company has identified a suitable site for the new facility as well as new equipment that will be installed alongside certain existing equipment in order to complete an improved production line.  The Company has not yet, however, made final decisions as to the site location or equipment vendor.  The Company projects that development of the new plant will require approximately $9 million in new capital, including some funds required to pay currently outstanding accounts payable. The Company expects that a significant portion of this amount can be financed through equipment lease and other commercial credit facilities, while the balance of the requisite funding will need to be sourced from equity or debt investors. The Company expects that the newly developed plant will generate recycled plastic in sufficient volume and at sufficient quality and yield, along with an efficient cost of production, such that the business will operate profitably following completion of the new facility and achievement of targeted production volumes.

Background

The Company was formed in 2000 to commercialize a unique and revolutionary process for cleaning post-consumer plastics for recycling, using a proprietary bio-solvent instead of the large quantities of water and inorganic chemicals required by traditional plastic recycling plants.  The Company’s process offers the promise of an environmentally superior solution at a lower cost than traditional plants.  In addition, the Company’s product output has been approved by the FDA for use in and for a broader range of food contact applications than the output of traditional water-based systems, potentially expanding significantly the market uses for recycled plastic.

Recycling plastics requires multiple sequential steps involving shredding plastic bottles, removing foreign impurities such as dirt, scraps of metal and shreds of paper labels, cleaning glue and other residues utilizing the Company’s bio-based solvent, and then reclaiming and recycling the bio-based solvent for reuse.

Since inception, we have invested in development of the technology, implementation of production equipment, and continual improvement in production processes. This has included building several scaled up prototype and pilot production lines and then, in 2007, the Company’s first commercial-level production facility in Riverbank, CA.   The Company has made particular progress since late 2008 due to a new operations team that joined in late 2008 as well as the expertise and assistance provided by certain suppliers and customers, including Peninsula Packaging, which is the Company’s largest customer and an investor since December 2008.

Specific process improvements implemented in the last year include the following:

•	implemented enhancements to the Company’s drying technologies, which have increased operating efficiencies,

•	improved sealing of the Company’s wash system and installation of additional vapor recovery equipment to reduce bio-solvent evaporation,

•	improvements in time and temperature parameters to optimize bio-solvent performance, and

•	identification/implementation of process steps for more effective removal of metals and removal of dirt and debris in the early stages of the recycling process.

The continual process improvements to date by the Company have generated significant positive results.  The Company has not, however, demonstrated as yet the ability to produce product in sufficient volumes, at consistently high quality and at sufficiently low cost for profitable and sustainable operations.  The Company’s difficulty in reaching sufficient volumes of production has consumed significant capital, with $42 million in capital raised since 2006.

Proposed New Facility and Wash Line

Even as the Company has made significant progress in refining its production processes and has moved closer to its volume and quality goals, management and the Board have concluded that the Company cannot achieve its overall goals utilizing the Company’s current Riverbank, CA production facility.  The Company has determined that the size and layout of the existing facility is no longer suitable for the efficient flow of production processes. Process improvements implemented to date have required the purchase and implementation of additional equipment.  In addition, management and the Board have determined that the Company should upgrade its primary plastic flake wash line in order to enable production at a higher volume and at a more competitive cost structure.  The equipment to be utilized by the Company for the most efficient production, including the new wash line, will require a production footprint for which the existing plant is not suitable.

As a result, management and the Board have determined to relocate the Company’s plant.  The new facility will most likely be located in Northern California.  The Company has identified at least one site suitable for the new facility, but is looking at alternatives and has not yet made a final site decision.  For the new facility, the Company will acquire a new wash line based on commercial systems that have been introduced in recent years for water-based processes.  The Company has been working with the manufacturers of these commercial wash lines and has successfully tested its bio-solvent processes on a similar existing line.  Accordingly, the Company believes the commercial lines can be adapted to the Company’s bio-solvent based process, but will do more tests before acquiring the new wash line.  Much of the existing equipment of the Company can be repurposed for use in the new facility in conjunction with the new wash line.

The Company believes that the new facility, with its new wash line and full implementation of other improvements developed by the Company over the last year, will be able to produce plastic flake in sufficient volumes, at low enough cost and of sufficient quality to render the Company profitable.  Target production volume for the initial production line at the new facility exceeds 100,000 pounds per day.

The Company also believes that the new facility will consistently produce recycled plastic flake that meets FDA standards for use in food contact applications.  Before fully committing to the new facility, however, the Company will undertake further testing to provide greater comfort that the new facility is likely to achieve this goal.

Following the shutdown of the Riverbank plant, the Company has begun dismantling equipment for relocation to the new facility. Design and engineering efforts will begin following the completion of certain tests to be conducted over the next six weeks. Construction of the new plant will begin and the anticipated start up of the new facility is expected to occur within six to nine months.

In making this decision, the Board is also considering that, in the event the Company is unable to achieve expected results from the bio-solvent-based line in the new facility, the new facility should permit the Company to switch successfully to a water-based process.  The new facility will incorporate equipment that has been proven to operate efficiently in a water-based process at other facilities elsewhere in the world.  While the Company still believes it can successfully operate an environmentally friendly bio-solvent based plant, the potential ability to switch to a water based process reduces the risk associated with the investment in the new plant.

Capital Required

The Company anticipates requiring approximately $9 million in new capital to fund the shutdown and redevelopment efforts, including the purchase of new equipment. This sum includes the funds will be used to pay down accounts payable on the Company balance sheet.  The Company anticipates that up to $5 million of the requisite funding can be obtained via equipment lease lines and other commercial credit facilities.  The balance of the requisite capital, $4 million, will need to be obtained from equity or debt investors, including the Company’s existing principal shareholders.

Risks Associated with the Redevelopment Plan

Despite the Company’s belief that the new facility, incorporating the new wash line and all improvements to date, will operate successfully, there can be no assurances that the facility will operate as expected. Potential risks include the following:

•
The Company still has not perfected the overall processes required to produce recycled plastic flake in sufficient volumes, of sufficient quality and at sufficiently low production cost to support sustained, profitable operations.  If the Company is not able to improve its processes to achieve such goal, the Company will need to cease operations or potentially switch to a water-based process.  Even if the Company switches to a water-based process, the Company does not have experience operating a water-based plant and will have additional challenges seeking to operate a water-based process effectively. Bio-based solvent processes could prove to be a failure.

•
The construction of the new facility might require significantly more capital than planned, whether from higher costs of equipment than budgeted, any inability to repurpose as much existing equipment as planned, delays in construction, or inability to ramp up production levels as soon or as rapidly as expected.  There can be no assurance that sufficient capital will be available to complete the plant as planned, and if higher costs arise than planned, requiring even more capital, it may be extremely difficult to obtain that capital.

•
The new facility will incorporate a new wash line that the Company has not previously utilized for production.  Moreover, while similar wash lines have been used in water-based plants to date, such wash lines have only been used with the Company’s bio-solvent in limited tests by the Company. Based on these tests to date, Company believes that the wash line should work with the Company’s bio-solvent.  However, if the wash lines do not handle the bio-solvent well it would require the Company to identify and develop another wash line solution, which may not be possible.  The Company is conducting further tests on the use of its bio-solvent with a similar wash line prior to purchasing the new line, but there is no assurance that the Company will be able to identify any problems in the course of the testing.

•
The Company might not be able to retain key personnel through the course of the move to the new facility.  Any loss of key production personnel could result in the loss of significant know-how gained to date regarding the Company’s proprietary process, and would be detrimental to the Company’s ability to achieve its process volume and quality objectives.

•
The Company is dependent on its sole source supplier of bio-solvent.  That supplier has been an excellent partner to date, extending credit and working closely with the Company to optimize the bio-solvent performance.  There can be no assurances the supplier will continue to work with the Company in the same manner in the future, and any failure to do so could have a significant adverse effect on the Company.

•
The Company is also dependent on Peninsula Packaging as its largest current customer. Peninsula Packaging is also a large shareholder in the Company.  Peninsula Packaging has also been an excellent partner to date, providing beneficial payment terms to the Company, working closely with the Company to optimize production processes, and providing investment capital.  There can be no assurances that Peninsula Packaging will continue to support with the Company in the same manner in the future, and any failure to do so could have a significant adverse effect on the Company.

Item 9.01 Financial Statements and Exhibits.

 (c) Exhibits.

10.1           Copy of Form of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO2 PLASTICS, INC.
 (Registrant)

Date: September 14, 2009

/s/ Rodney S. Rougelot
 Rodney S. Rougelot, CEO